UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 28, 2017

Commission	Registrant, State of Incorporation	Employer
File Number	Address and Telephone Number	Identification No.
1-9052	DPL INC.	31-1163136
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-259-7215

1-2385	THE DAYTON POWER AND LIGHT COMPANY	31-0258470
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-259-7215

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

DPL Inc.	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL Inc.	☐
The Dayton Power and Light Company	☐

Item 1.01 Entry into a Material Agreement

Asset Contribution Agreement
In accordance with an order of the Public Utilities Commission of Ohio (“PUCO”) permitting The Dayton Power and Light Company (“DP&L”), a wholly-owned subsidiary of DPL Inc. (“DPL”), to separate its generation business from its transmission and distribution businesses (“Generation Separation”), and after having also received approval from the Federal Energy Regulatory Commission for Generation Separation, DP&L and AES Ohio Merger Sub, LLC, an Ohio limited liability company (“Merger Sub”), entered into an Asset Contribution Agreement (the “Contribution Agreement”) on September 28, 2017. Under the Contribution Agreement, DP&L contributed its electric generating plants and related facilities, along with certain other assets, improvements, equipment, properties and rights associated therewith or ancillary thereto (the “Generation Assets”) to Merger Sub at their net book value. At the time of entering into the Contribution Agreement, Merger Sub was a wholly-owned subsidiary of DP&L.
Immediately following the transfers contemplated by the Contribution Agreement and as part of the Generation Separation transactions, DP&L then distributed all of the outstanding equity in Merger Sub as a dividend to DPL.
The Generation Assets of DP&L transferred under the Contribution Agreement include DP&L’s interest in the following generation plants:

			Approximate Summer MW Rating(1)
Station	Ownership(2)	Operating Company	DP&L Portion(3)	Total
Coal Units
Killen - Unit 2	C	DP&L	402	600
Stuart - Unit 1	C	DP&L	0	0
Stuart - Units 2 through 4	C	DP&L	606	1,731
Conesville - Unit 4	C	AEP Generation	129	780
Miami Fort - Units 7 & 8	C	Dynegy	368	1,020
Zimmer - Unit 1	C	Dynegy	371	1,320
Solar, Combustion Turbines (CT) or Diesel
Hutchings CT Unit 7	W	DP&L	25	25
Yankee Units 1 - 7	W	DP&L	101	101
Yankee Solar	W	DP&L	1	1
Monument Diesels	W	DP&L	12	12
Tait Diesels	W	DP&L	10	10
Sidney Diesels	W	DP&L	12	12
Tait CT Units 1 - 3	W	DP&L	256	256
Killen CT	C	DP&L	12	18
Stuart Diesels	C	DP&L	3	10

(1) As of June 30, 2017
(2) W = Wholly-owned; C = Commonly-owned
(3) DP&L portion of commonly-owned and wholly-owned generating stations

The foregoing description of the terms of the Contribution Agreement is qualified in its entirety by reference to the full text of the Contribution Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

Merger Agreement
Also as part of the Generation Separation transactions, pursuant to an Agreement and Plan of Merger, dated as of September 28, 2017 (the “Merger Agreement”) and entered into by and between Merger Sub and AES Ohio Generation, LLC, an Ohio limited liability company and a wholly-owned subsidiary of DPL (“AES Ohio Gen”), immediately after the effective time of the distribution of all of the outstanding equity in Merger Sub as a dividend to DPL, Merger Sub was merged with and into AES Ohio Gen, with AES Ohio Gen being the surviving entity. As of the effective time of this merger, Generation Separation was completed.
The foregoing description of the terms of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.2 hereto and is incorporated herein by reference.
Supplemental Indenture to First & Refunding Mortgage
On September 29, 2017, DP&L entered into a Fifty-First Supplemental Indenture, dated September 29, 2017 between DP&L and The Bank of New York Mellon, as trustee under the First & Refunding Mortgage (the “Trustee”), to DP&L’s First & Refunding Mortgage, which supplemental indenture effected certain amendments, among others, to the First & Refunding Mortgage for DP&L to release the lien on the Generation Assets under the First & Refunding Mortgage (such release, the “Release”) and facilitate the Generation Separation transactions. The Release was effected on October 1, 2017, pursuant to an instrument of partial release executed by the Trustee. Substantially all property, plant and equipment of DP&L is subject to the lien of the First and Refunding Mortgage.
The foregoing description of the terms of the Fifty-First Supplemental Indenture to the First & Refunding Mortgage is qualified in its entirety by reference to the full text of Fifty-First Supplemental Indenture to the First & Refunding Mortgage, a copy of which is attached as Exhibit 4.1 hereto and is incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Generation Separation was effective October 1, 2017, whereby the Generation Assets and liabilities of DP&L were transferred at their net book value. As of June 30, 2017, the net book value of the Generation Assets and liabilities was $105.2 million. The information set forth above in response to Item 1.01 is incorporated by reference into this Item 2.01.
Item 9.01 Financial Statements and Exhibits.
(b) Pro Forma Financial Information:
The pro forma financial information specified in Article 11 of Regulation S-X is filed as Exhibit 99.1 hereto.

(d) Exhibits

Exhibit No.	Description

2.1	Asset Contribution Agreement, dated as of September 28, 2017, by and between The Dayton Power and Light Company and AES Ohio Merger Sub, LLC*

2.2	Agreement and Plan of Merger, dated as of September 28, 2017, by and between AES Ohio Merger Sub, LLC and AES Ohio Generation, LLC*

4.1	Fifty-First Supplemental Indenture, between The Bank of New York Mellon, as Trustee, and The Dayton Power and Light Company

99.1	Unaudited pro forma condensed consolidated financial statements of The Dayton Power and Light Company

*Pursuant to Item 601(b)(2) of Regulation S-K exhibits and schedules (and similar attachments) have been omitted. DPL and DP&L each agrees to furnish, supplementally, a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request by the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Dated: October 2, 2017	By:	/s/ Craig L. Jackson
	Name:	Craig L. Jackson
	Title:	Chief Financial Officer
The Dayton Power and Light Company

Dated: October 2, 2017	By:	/s/ Craig L. Jackson
	Name:	Craig L. Jackson
	Title:	Vice President and Chief Financial Officer